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                                                                   EXHIBIT 10(B)

                         REGISTRATION RIGHTS AGREEMENT

     REGISTRATION RIGHTS AGREEMENT, dated as of August 20, 1995 (this "Agreement"), by and among Pharmacia & Upjohn, Inc., a corporation organized under the laws of the State of Delaware ("Newco"), The Upjohn Company, a corporation organized under the laws of the State of Delaware ("Upjohn"), Pharmacia Aktiebolag, a limited liability company organized under the laws of the Kingdom of Sweden ("Pharmacia"), and AB Volvo, a limited liability company organized under the laws of the Kingdom of Sweden (the "Stockholder").

     WHEREAS, the Boards of Directors of Pharmacia and Upjohn have determined that it is in the best interests of their respective companies and stockholders to combine their respective businesses in a "merger of equals" transaction (the "Combination"); and

     WHEREAS, Newco, Upjohn, Pharmacia and Newco Sub, a corporation organized under the laws of the State of Delaware and a wholly owned subsidiary of Newco ("Newco Sub"), have entered into an agreement, dated as of August 20, 1995 (the "Combination Agreement"), pursuant to which it is contemplated, among other things, that Newco will conduct exchange offers (the "Exchange Offer") for all of the outstanding Class A Common Shares, nominal value SEK 25 per share, of Pharmacia (the "Pharmacia Class A Shares"), all of the outstanding Class B Common Shares, nominal value SEK 25 per share, of Pharmacia (the "Pharmacia Class B Shares" and, collectively with the Pharmacia Class A Shares, the "Pharmacia Shares") and all of the American Depositary Shares representing Pharmacia Class A Shares (the "ADSs" and, collectively with the Pharmacia Shares, the "Pharmacia Securities") in compliance with the securities laws of the Kingdom of Sweden and United States federal and state securities laws, on substantially the terms set forth in the Combination Agreement; and

     WHEREAS, pursuant to the Exchange Offer, each Pharmacia Security tendered into the Exchange Offer will be exchanged for one newly-issued share of Common Stock, par value $.01 per share, of Newco (the "Newco Common Stock"), or, at the option of the holder, one Swedish Depositary Share (each, an "SDS") representing one newly issued share of Newco Common Stock; and

     WHEREAS, as of the date hereof, the Stockholder is the beneficial owner of 45,902,847 Pharmacia Class A Shares and 23,862,919 Pharmacia Class B Shares (such shares, together with all Pharmacia Securities subsequently acquired by the Stockholder and its Affiliates during the term of this Agreement, the "Stockholder Pharmacia Shares"); and

     WHEREAS, the Stockholder may tender all of the Stockholder Pharmacia Shares into the Exchange Offer, which Stockholder Pharmacia Shares will thereupon be exchanged for shares of Newco Common Stock or SDSs (such securities, together with any securities received as a distribution or dividend thereon, the "Stockholder Newco Shares") in accordance with the Combination Agreement; and

     WHEREAS, the parties each desire to make certain covenants and agreements concerning, among other things, the registration from time to time of the Stockholder Newco Shares under the United States Securities Act of 1933, as it shall be amended from time to time (the "Securities Act").

     NOW, THEREFORE, in consideration of the premises, and of the mutual covenants, representations, warranties and agreements contained herein, the parties hereto agree as follows:

                                   ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

     1.01 As used in this Agreement, the following terms shall have the following respective meanings:

          (a) "Affiliate," with respect to any particular person, shall mean any other person which directly or indirectly controls or is controlled by or is under direct or indirect common control with such person. For
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     the purposes of this definition, "control," when used with respect to any particular person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          (b) "Commission" shall mean the United States Securities and Exchange Commission, or any other United States federal agency at the time administering the Securities Act or the Exchange Act, as applicable, whichever is the relevant statute.

          (c) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as it shall be amended from time to time.

          (d) The term "person" shall mean a corporation, association, partnership, organization, group (as such term is used in Rule 13d-5 under the Exchange Act), business, individual, government or political subdivision thereof, governmental agency or other entity.

          (e) "Registered Shares" shall mean the shares of Newco Common Stock acquired by the Stockholder pursuant to the transactions contemplated by the Combination Agreement (together with any securities received as a distribution or dividend thereon) and registered by Newco in any Registration for resale by the Stockholder; provided, however, that a share of Newco Common Stock shall not be deemed to be a Registered Share unless it shall have been acquired by the Stockholder pursuant to the transactions contemplated by the Combination Agreement; and provided, further, that a Registered Share shall cease to be deemed to be a Registered Share after it has been initially transferred by the Stockholder, in a public offering or otherwise.

     1.02 Headings. The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meaning or interpretation of this Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     2.01 Representations and Warranties of the Stockholder. The Stockholder hereby represents and warrants to each other party that it has been duly formed as a limited liability company under the laws of the Kingdom of Sweden and has all requisite corporate power and authority, and has received all requisite approvals (including any necessary approval of its board of directors) to complete the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by the Stockholder and constitutes a valid and binding agreement enforceable against it in accordance with its terms.

     2.02 Representations and Warranties of Newco, Upjohn and Pharmacia. Newco and Upjohn each represent and warrant to each other party that it has been duly organized and is an existing corporation in good standing under the laws of the State of Delaware. Pharmacia hereby represents and warrants to each other party that it has been duly formed and is an existing limited liability company in good standing under the laws of the Kingdom of Sweden. Newco, Upjohn and Pharmacia each hereby represents and warrants to each other party that (i) it has all requisite corporate power and authority, and has received all requisite approvals (including any necessary approval of its board of directors) to complete the transactions contemplated hereby and (ii) this Agreement has been duly authorized, executed and delivered by it and constitutes a valid and binding agreement enforceable by the Stockholder against it in accordance with its terms.

                                  ARTICLE III

           AGREEMENTS IN RESPECT OF THE STOCKHOLDER PHARMACIA SHARES

     3.01 Certain Consents. If the Stockholder shall tender the Stockholder Pharmacia Shares into the Exchange Offer at any time prior to December 31, 1995, the Stockholder shall use its reasonable best efforts to cause Goldman Sachs International, S.G. Warburg Securities Ltd. (or its successor) and Enskilda Corporate,

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Skandinaviska Enskilda Banken (collectively, the "Underwriters") to consent to such tender prior thereto (the "Underwriters' Consent"), in accordance with that certain Agreement, dated as of May 20, 1994, between the Stockholder and Forvaltningsaktiebolaget Stattum.

     3.02 Rights Plan. If the Stockholder shall have received Stockholder Newco Shares in exchange for the Stockholder Pharmacia Shares, and in the event that Newco shall enter into a rights agreement or adopt a stockholder rights plan or other similar agreement or plan (a "Rights Plan," and any rights issued thereunder, the "Rights"), Newco hereby agrees that the Rights shall not be exercisable as a consequence of (i) the beneficial ownership by the Stockholder or any of its subsidiaries of the Stockholder Newco Shares acquired in exchange for Stockholder Pharmacia Shares, or (ii) the subsequent acquisition by the Stockholder and its subsidiaries, collectively, of up to an additional one percent of the outstanding shares of Newco Common Stock. Notwithstanding any other provision of this Agreement, the rights afforded by this Section 3.02 shall be nonassignable, and any purported assignment thereof shall be null and void.

                                   ARTICLE IV

             AGREEMENTS IN RESPECT OF THE STOCKHOLDER NEWCO SHARES

     4.01 Demand Registrations. (a) At any time following the date on which the Stockholder first receives Stockholder Newco Shares in connection with the Exchange Offer (the "Exchange Date"), to and including the date on which Newco shall have obtained a written opinion of legal counsel reasonably satisfactory to the Stockholder and addressed to Newco and the Stockholder to the effect that the Stockholder Newco Shares may be publicly offered for sale in the United States by the Stockholder without restriction as to manner of sale and amount of securities sold and without registration under the Securities Act (such period, the "Demand Period"), the Stockholder shall have the right on five occasions to require Newco to file a registration statement under the Securities Act in respect of all or a portion of the Stockholder Newco Shares held by it. As promptly as practicable, but in no event later than 30 days after Newco receives a written request from the Stockholder demanding that Newco so register the number of Stockholder Newco Shares specified in such request, which number shall not be less than 7,500,000, Newco shall file with the Commission and thereafter use its reasonable best efforts to cause to be declared effective promptly a registration statement (a "Demand Registration") providing for the registration of such number of Stockholder Newco Shares as the Stockholder shall have demanded be registered.

     (b) Anything in this Agreement to the contrary notwithstanding, Newco shall be entitled to postpone and delay, for a reasonable period of time, not to exceed 45 days in the case of clauses (i) and (ii) below, or 30 days in the case of clause (iii) below (each, a "Blackout Period"), the filing of any Demand Registration if Newco shall determine that any such filing or the offering of any Registered Shares would (i) in the good faith judgment of the Board of Directors of Newco, impede, delay or otherwise interfere with any pending or contemplated financing, acquisition, corporate reorganization or other similar transaction involving Newco, (ii) based upon advice from Newco's investment banker or financial advisor, adversely affect any pending or contemplated offering or sale of any class of securities by Newco, or (iii) require disclosure of material nonpublic information (other than information relating to an event described in clause (i) or (ii) of this subsection (b)) which, if disclosed at such time, would be materially harmful to the interests of Newco and its stockholders; provided, however, that, in the case of a Blackout Period pursuant to clause (i) or (ii) above, the Blackout Period shall earlier terminate upon the completion or abandonment of the relevant securities offering or sale, financing, acquisition, corporate reorganization or other similar transaction; and provided, further, that in the case of a Blackout Period pursuant to clause (iii) above, the Blackout Period shall earlier terminate upon public disclosure by Newco or public admission by Newco of such material nonpublic information or such time as such material nonpublic information shall be publicly disclosed without breach of the last sentence of this subsection
(b); and provided, further, that in the case of a Blackout Period pursuant to clause (i), (ii) or (iii) above, Newco shall furnish to the Stockholder a certificate of an executive officer of Newco to the effect that an event permitting a Blackout Period has occurred. Notwithstanding anything herein to the contrary, Newco shall not exercise pursuant to clause (i) or (ii) of the preceding sentence the right to postpone or delay the filing of any Demand Registration more than once in any 12 month period. Upon notice

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by Newco to the Stockholder of any such determination, the Stockholder covenants that it shall keep the fact of any such notice strictly confidential, and, in the case of a Blackout Period pursuant to clause (iii) above, promptly halt any offer, sale, trading or transfer by it or any of its affiliates of any Registered Shares for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by Newco) and promptly halt any use, publication, dissemination or distribution of the Demand Registration, each prospectus included therein, and any amendment or supplement thereto by it and any of its affiliates for the duration of the Blackout Period set forth in such notice (or until such Blackout Period shall be earlier terminated in writing by Newco). After the expiration of any Blackout Period and without further request from the Stockholder, Newco shall effect the filing of the relevant Demand Registration and shall use its reasonable best efforts to cause any such Demand Registration to be declared effective as promptly as practicable unless the Stockholder shall have, prior to the effective date of such Demand Registration withdrawn in writing its initial request, in which case such withdrawn request, shall not constitute a Demand Registration for purposes of determining the number of Demand Registrations to which the Stockholder is entitled to hereunder.

     (c) Any request by the Stockholder for a Demand Registration which is subsequently withdrawn prior to such Demand Registration becoming effective shall not constitute a Demand Registration for purposes of determining the number of Demand Registrations to which the Stockholder is entitled; provided, however, that other than with respect to a withdrawal which is made as a result of or after the expiration of any Blackout Period as specified in subsection (b) above, the Stockholder shall reimburse Newco for all expenses relating to the preparation of such withdrawn Demand Registration.

     4.02 "Piggy-Back" Registrations. (a) If, at any time following the Exchange Date, Newco proposes to register any shares of Newco Common Stock under the Securities Act on a registration statement on Form S-1, Form S-2 or Form S-3 (or any equivalent general registration form then in effect) for purposes of a primary offering, secondary offering or combined offering of Newco Common Stock, Newco shall, at least 21 days prior to each time when any such registration statement is filed with the Commission, give prompt written notice to the Stockholder of its intention to do so. Such notice shall specify, at a minimum, the number of shares of Newco Common Stock so proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such shares, any proposed managing underwriter or underwriters of such shares and a good faith estimate by Newco of the proposed maximum offering price thereof, as such price is proposed to appear on the facing page of such registration statement. Upon the written direction of the Stockholder, given within 10 days following the receipt by the Stockholder of any such written notice (which direction shall specify the number of Stockholder Newco Shares intended to be disposed of by the Stockholder, Newco shall include in such registration statement (a "Piggy-Back Registration" and, collectively with a Demand Registration, a "Registration"), subject to the provisions of Section
4.02 hereof, such numbers of Stockholder Newco Shares as shall be set forth in such notice.

     (b) In the event that Newco proposes to register shares of Newco Common Stock in connection with an underwritten offering and any managing underwriter thereof reasonably and in good faith shall have advised Newco, any holder of shares of Newco Common Stock intending to offer such shares in a secondary offering or combined offering (each, an "Other Holder") the Stockholder in writing that, in its opinion, the inclusion in the registration statement of some or all of the Stockholder Newco Shares sought to be registered by the Stockholder creates a substantial risk that the price per share that Newco or any Other Holder will derive from such registration will be materially and adversely affected or that the number of shares sought to be registered (including any shares sought to be registered at the request of Newco and any Other Holder and those sought to be registered by the Stockholder) is a greater number of shares than can reasonably be sold, Newco shall include in such registration statement such number of shares as Newco, any Other Holder and the Stockholder are so advised can be sold in such offering without such an effect (the "Maximum Number"), as follows and in the following order of priority: (A) first, such number of shares as Newco intended to be registered and sold by Newco and (B) second, in the case of a secondary offering or a combined offering and if and to the extent that the number of shares to be registered under clause
(A) is less than the Maximum Number, such number of shares as the Stockholder and any Other Holder shall have intended to register which, when added to the number of shares to be registered under clause (A), is less than or equal to

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the Maximum Number; provided that if such number exceeds the Maximum Number, the shares of the Stockholder and such Other Holders will be excluded on a pro rata basis.

     (c) No Piggy-Back Registration effected under this Section 3.03 shall be deemed to have been effected pursuant to Section 3.01 hereof or shall release Newco of its obligations to effect any Demand Registration upon request as provided under Section 3.01 hereof.

     4.03 Additional Agreements. (a) Provided that the Stockholder shall have validly tendered any of the Stockholder Pharmacia Shares into the Exchange Offer and shall not have withdrawn such Stockholder Pharmacia Shares prior to the expiration date thereof, the Stockholder and Newco hereby agree to execute, at or prior to the consummation of the Exchange Offer, a letter agreement in substantially the form set forth in Annex A hereto.

     (b) Anything in this Agreement to the contrary notwithstanding, if at any time following the Exchange Date, Newco shall obtain a written opinion of legal counsel reasonably satisfactory to the Stockholder and addressed to Newco and the Stockholder to the effect that the Stockholder Newco Shares may be publicly offered for sale in the United States by the Stockholder without restriction as to manner of sale and amount of securities sold and without registration under the Securities Act, Newco shall no longer be obligated to file or maintain a registration statement with respect to the Stockholder Newco Shares pursuant to this Agreement. In such case Newco shall issue to the Stockholder certificates representing the Stockholder Newco Shares without any legend restricting transfer and shall remove all stop transfer orders relating to the Stockholder Newco Shares.

     4.04 Registration Procedures. (a) In connection with each Registration, and in accordance with the intended method or methods of distribution of the Registered Shares as described in such Registration, Newco shall, as soon as reasonably practicable (and, in any event, subject to the terms of this Agreement, including, without limitation, Section 4.01(a), at or before the time required by applicable laws and regulations):

          (i) prepare and file with the Commission as provided herein a registration statement with respect to such Registered Shares on a registration form appropriate for such registration and use its reasonable best efforts to cause such registration statement to become effective promptly; provided that before filing a registration statement or prospectus or any amendments or supplements thereto, Newco will furnish to the Stockholder, and the sales or placement agent or agents, if any, for the Registered Shares and the managing underwriter or underwriters, if any, draft copies of all such documents proposed to be filed at least seven (7) days prior to such filing, which documents will be subject to the reasonable review of the Stockholder, the sales or placement agent or agents, if any, for the Registered Shares and the managing underwriter or underwriters, if any, and their respective agents and representatives and
     (x) Newco will not include in any Registration information concerning or relating to the Stockholder to which the Stockholder shall reasonably object (unless the inclusion of such information is required by applicable law or the regulations of any securities exchange to which Newco may be subject), and (y) Newco will not file any Demand Registration or amendment thereto or any prospectus or any supplement thereto to which the Stockholder shall reasonably object;

          (ii) furnish without charge to the Stockholder, the sales or placement agent or agents, if any, for the Registered Shares and the managing underwriter or underwriters, if any, thereof, a reasonable number of copies of the Registration and each amendment and supplement thereto (in each case including all exhibits thereto), each prospectus included in such Registration (including each preliminary prospectus) and any amendments or supplements thereto and (upon request by the Stockholder) any documents incorporated therein by reference;

          (iii) use its reasonable best efforts to keep such Registration effective for at least 180 days (the "Effective Period"); prepare and file with the Commission such amendments, post-effective amendments and supplements to the Registration and the prospectus as may be necessary to maintain the effectiveness of the Registration for the Effective Period and to cause the prospectus (and any amendments or supplements thereto) to be filed pursuant to Rules 424 and 430A under the Securities Act and/or any successor rules that may be adopted by the Commission, as such rules may be amended from time to

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     time; and comply with the provisions of the Securities Act with respect to the disposition of all Registered Shares covered by such Registration during the applicable period in accordance with the intended method or methods of distribution thereof, as specified in writing by the Stockholder;

          (iv) except during any Blackout Period, make available for inspection by the Stockholder or by any underwriter, attorney, accountant or other agent retained by the Stockholder (collectively, the "Inspectors") financial and other records and pertinent corporate documents of Newco (collectively, the "Records"), provide the Inspectors with opportunities to discuss the business of Newco with its officers, and provide opportunities to discuss the business of Newco with the independent public accountants who have certified its most recent annual financial statements, in each case to the extent but only to the extent reasonably necessary to enable the Stockholder or any underwriter retained by the Stockholder to conduct a "reasonable investigation" for purposes of Section 11(a) of the Securities Act. Records which Newco determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed by the Inspector unless (A) the disclosure of such Records is necessary to avoid or correct a misstatement of a material fact or omission to state a material fact in the Registration, (B) the disclosure of such Records is required by any court or governmental body with jurisdiction over the Stockholder or Inspector or (C) all of the information contained in such Records has been made generally available to the public. The Stockholder agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction or by any governmental body, promptly give prior notice to Newco and allow Newco, at its expense, to undertake appropriate action to prevent disclosure of those Records deemed confidential;

          (v) promptly notify the Stockholder, the sales or placement agent or agents, if any, for the Registered Shares and the managing underwriter or underwriters, if any, thereof, after becoming aware thereof, (A) when the Registration or any related prospectus or any amendment or supplement has been filed, and, with respect to the Registration or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to the Registration or the related prospectus or for additional information, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration or the initiation of any proceedings for that purpose, (D) of the receipt by Newco of any notification with respect to the suspension of the qualification of the Registered Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or (E) within the Effective Period, of the happening of any event which makes any statement in the Registration or any post-effective amendment thereto, prospectus or any amendment or supplement thereto, or any document incorporated therein by reference untrue in any material respect or which requires the making of any changes in the Registration or post-effective amendment thereto or prospectus or amendment or supplement thereto so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in the light of the circumstances under which they were made) not misleading;

          (vi) during the Effective Period, use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration or any post-effective amendment thereto;

          (vii) use its reasonable best efforts to register or qualify the Registered Shares for offer and sale under such securities or "blue sky" laws of such jurisdictions as the Stockholder, the sales or placement agent, if any, for the Registered Shares and the managing underwriter or underwriters, if any, thereof shall reasonably request in writing; provided, however, that Newco shall not be required for any such purpose to
     (A) qualify as a foreign corporation in any jurisdiction where it would not otherwise be required to qualify but for the requirements of this Section 4.04(a)(vii), (B) consent to general service of process in any such jurisdiction, provided that Newco shall execute consents to service of process in the forms customarily requested in connection with registration or qualification of securities under state or securities or "blue sky" laws, (C) subject itself to taxation in any such jurisdiction in which it is not already so subject or (D) make any changes to its Certificate of Incorporation or Bylaws or enter into any undertakings with respect to its corporate affairs other than undertakings customarily given in connection with qualifications of securities for sale which do not restrict the conduct of its business;

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          (viii) use its reasonable best efforts to cause the Registered Shares to be registered with or approved by such other governmental agencies or authorities within the United States, Sweden and the United Kingdom as may be necessary by virtue of the markets on which the Registered Shares are listed or quoted to enable the Stockholder to consummate the disposition of such Registered Shares;

          (ix) cooperate with the Stockholder and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing such Registered Shares to be sold, which certificates shall not bear any restrictive legends except as required by law; and, in the case of an underwritten offering, enable such Registered Shares to be in such denominations and registered in such names as the managing underwriter or underwriters may request in writing at least two business days prior to any sale of the Registered Shares to the underwriters;

          (x) enter into such agreements (including, if the offering is an underwritten offering, an underwriting agreement) as are customary in transactions of such kind and take such other actions as are reasonably necessary in connection therewith in order to expedite or facilitate the disposition of such Registered Shares; and (A) make such representations and warranties with respect to the Registration or post-effective amendment or supplement thereto, prospectus or any amendment or supplement thereto, and documents incorporated by reference, if any, to the Stockholder and the managing underwriter or underwriters, if any, of the Registered Shares in form, substance and scope as are customarily made by Newco in connection with offerings of Newco Common Stock in transactions of such kind; (B) obtain an opinion of counsel to Newco (which counsel may be internal counsel for Newco unless the managing underwriter or underwriters shall otherwise reasonably request) in customary form and covering matters of the type customarily covered by such an opinion, addressed to such managing underwriter or underwriters, if any, and to the Stockholder and dated the date of the closing of the sale of the Registered Shares relating thereto;
     (C) obtain a "comfort" letter or letters from the independent certified public accountants who have certified Newco's most recent audited financial statements that are incorporated by reference in the Registration which is addressed to the Stockholder and the managing underwriter or underwriters, if any, and is dated the date of the prospectus used in connection with the offering of such Registered Shares and/or the date of the closing of the sale of such Registered Shares relating thereto, such letter or letters to be in customary form and covering such matters of the type customarily covered by "comfort" letters of such type; (D) deliver such documents and certificates as may be reasonably requested by the Stockholder and the managing underwriter or underwriters, if any, of the Registered Shares to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by Newco; and (E) undertake such obligations relating to expense reimbursement, indemnification and contribution as provided in Sections 4.05 and 4.06 hereof; and

          (xi) comply with all applicable rules and regulations of the Commission and make available to its security holders an earnings statement, as soon as reasonably practicable but in no event later than 90 days after the end of the period of twelve months commencing on the first day of any fiscal quarter next succeeding each sale by the Stockholder of Registered Shares after the date hereof, which earnings statement shall cover such twelve month period and shall satisfy the provisions of Section 11(a) of the Securities Act and may be prepared in accordance with Rule 158 under the Securities Act.

     (b) In the event that Newco would be required, pursuant to Section 4.04(a)(v)(E) above, to notify the Stockholder, the sales or placement agent or agents, if any, for the Registered Shares and the managing underwriters, if any, thereof, Newco shall, subject to the provisions of Section 4.01(b) hereof, as promptly as practicable, prepare and furnish to the Stockholder, to each placement or sales agent, if any, and to each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to purchasers of Registered Shares, such prospectus shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Stockholder agrees that, upon receipt of any notice from Newco pursuant to Section 4.04(a)(v)(E) hereof, the Stockholder shall, and shall use its reasonable best efforts to cause any sales or placement agent or agents for the Registered Shares and the underwriters, if any, thereof, to forthwith discontinue disposition of Registered Shares until such person shall have received copies of such amended or supplemented prospectus

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and, if so directed by Newco, to destroy or to deliver to Newco all copies, other than permanent file copies, then in its possession of the prospectus (prior to such amendment or supplement) covering such Registered Shares as soon as practicable after the Stockholder's receipt of such notice.

     (c) The Stockholder shall furnish to Newco in writing such information regarding the Stockholder and its intended method of distribution of the Registered Shares as Newco may from time to time reasonably request in writing, but only to the extent that such information is required in order for Newco to comply with its obligations under all applicable securities and other laws and to ensure that the prospectus relating to such Registered Shares conforms to the applicable requirements of the Securities Act and the rules and regulations thereunder. The Stockholder shall notify Newco as promptly as practicable of any inaccuracy or change in information previously furnished by the Stockholder to Newco or of the occurrence of any event, in either case as a result of which any prospectus relating to the Registered Shares contains or would contain an untrue statement of a material fact regarding the Stockholder or its intended method of distribution of such Registered Shares or omits to state any material fact regarding the Stockholder or its intended method of distribution of such Registered Shares required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and promptly furnish to Newco any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to the Stockholder or the distribution of the Registered Shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     4.05 Registration Expenses. Except as set forth in the last sentence of this Section 4.05, Newco agrees to bear and to pay, or cause to be paid, promptly upon request being made therefor all expenses incident to Newco's performance of or compliance with this Agreement, including, without limitation:
(a) all commission and any National Association of Securities Dealers registration and filing fees and expenses, (b) all fees and expenses in connection with the qualification of the Registered Shares for offering and sale under state securities or "blue sky" laws referred to in Section 4.04(a)(vii) hereof, including reasonable fees and disbursements of counsel for any placement or sales agent or underwriter in connection with such qualifications, (c) all expenses relating to the preparation, printing, distribution and reproduction of the Registration, each prospectus included therein or prepared for distribution pursuant hereto, each amendment or supplement to the foregoing, the certificates representing the Registered Shares and all other documents relating hereto, (d) internal expenses (including, without limitation, all salaries and expenses of Newco's officers and employees performing legal or accounting duties), (e) fees, disbursements and expenses of Newco's counsel and its other advisors and experts and independent certified public accountants of Newco (including the expenses of any opinions or "comfort" letters required by or incident to such performance and compliance), and (f) the fees and expenses incurred in connection with the listing of the Registered Shares on The New York Stock Exchange, the London Stock Exchange, the Stockholm Stock Exchange and any other stock exchange on which Newco Common Stock shall at such time be listed (collectively, the "Registration Expenses"). To the extent that any Registration Expenses are incurred, assumed or paid by the Stockholder, any sales or placement agent or agents for the Registered Shares and the underwriters, if any, thereof, Newco shall reimburse such person for the full amount of the Registration Expenses so incurred, assumed or paid promptly after receipt of a request therefor. Notwithstanding the foregoing, the Stockholder shall pay or cause to be paid, as appropriate, (a) all agency fees and commissions and underwriting discounts and commissions directly attributable to the sale of the Registered Shares by or on behalf of the Stockholder, and (b) the fees, disbursements and expenses of its counsel in connection with the offering and sale of the Registered Shares.

     4.06  Indemnification; Contribution.

     (a) Indemnification by Newco. Newco shall, and it hereby agrees to, indemnify and hold harmless the Stockholder, and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of the Registered Shares, against any losses, claims, damages or liabilities to which the Stockholder or such agent or underwriter may become subject, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and Newco shall, and it hereby agrees to, reimburse the Stockholder or any such agent or underwriter for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such action, proceeding or claim; provided, however, that Newco shall not be liable to any such person in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration, or preliminary or final prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to Newco by the Stockholder or any agent, underwriter or representative of the Stockholder expressly for use therein, or by the Stockholder's failure to furnish Newco, upon request, with the information with respect to the Stockholder, or any agent, underwriter or representative of the Stockholder, or the Stockholder's intended method of distribution, that is the subject of the untrue statement or omission or if Newco shall sustain the burden of proving that the Stockholder or such agent or underwriter sold securities to the person alleging such loss, claim, damage or liability without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable prospectus (excluding any documents incorporated by reference therein) or of the applicable prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein) if Newco had previously furnished copies thereof to the Stockholder or such agent or underwriter, and such prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such Registration.

     (b)  Indemnification by the Stockholder and Any Agents or
Underwriters. Newco may require, as a condition to entering into any underwriting or similar placement agreement with respect thereto, that Newco shall have received an undertaking in customary form from the Stockholder and from each agent or underwriter, as the case may be, named in any such agreement, severally and not jointly, to (i) indemnify and hold harmless Newco against any losses, claims, damages or liabilities to which Newco may become subject, insofar as such losses, claims, damages or liabilities (including any amounts paid in settlement as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration, or any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to Newco by the Stockholder or such agent or underwriter (as the case may be) expressly for use therein, and
(ii) reimburse Newco for any legal or other out-of-pocket expenses reasonably incurred by Newco in connection with investigating or defending any such action, proceeding or claim.

     (c) Notice of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action or proceeding for which indemnification under subsection (a) or (b) may be requested, such indemnified party shall, without regard to whether a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of, or as contemplated by, this Section 4.06, notify such indemnifying party in writing of the commencement of such action or proceeding; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party in respect of such action or proceeding on account of the indemnification provisions of or contemplated by Section 4.06(a) or 4.06(b) hereof unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice, and in no event shall such omission relieve the indemnifying party from any other liability it may have to such indemnified party. In case any such action or proceeding shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation (unless such indemnified party reasonably objects to such assumption on the grounds that there may be defenses available to it which are different from or in addition to the defenses available to such indemnifying party, in which event the indemnified party shall have the right to control its defense and shall be reimbursed by the indemnifying party for the expenses incurred in connection with retaining separate counsel). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel (in addition to local counsel) for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party will consent to entry of any judgment or enter into any settlement agreement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

     (d) Contribution. The Stockholder and Newco agree that if, for any reason, the indemnification provisions contemplated by Section 4.06(a) or
Section 4.06(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of, and benefits derived by, the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The relative benefit derived by the paries shall be determined by reference to the fact that Newco entered into this Agreement to induce the Stockholder to engage in the transaction in which the Registered Shares were acquired. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.06(d) were determined (i) by pro rata allocation (even if the Stockholder or any agents for, or underwriters of, the Registered Shares, or all of them, were treated as one entity for such purpose); or (ii) by any other method of allocation which does not take account of the equitable considerations referred to in this Section 4.06(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include (subject to the limitations set forth in Section 4.06(c) hereof) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e)  Beneficiaries of Indemnification.  The obligations of Newco under this
Section 4.06 shall be in addition to any liability that it may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of the Stockholder and each agent and underwriter of the Registered Shares and each person, if any, who controls the Stockholder or any such agent or underwriter within the meaning of the Securities Act; and the obligations of the Stockholder and any agents or underwriters contemplated by this Section 4.06 shall be in addition to any liability that the Stockholder or its respective agent or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of Newco (including any person who, with his consent, is named in any registration statement as about to become a director of Newco) and to each person, if any, who controls Newco within the meaning of the Securities Act.

     4.07 Underwriters. If any of the Registered Shares are to be sold pursuant to an underwritten offering, the investment banker or bankers and the managing underwriter or underwriters thereof shall be selected by Newco except in the case of a Demand Registration, in which the managing underwriter or underwriters shall be selected by the Stockholder, provided that such managing underwriter or underwriters must be of recognized international standing.

     4.08 Agreement of the Stockholder. The Stockholder agrees not to, and it shall cause its subsidiaries not to, make any sale, transfer or other disposition of shares of Newco Common Stock except in compliance with the registration requirements of the Securities Act and the rules and regulations thereunder or in accordance with the terms of this Agreement.

     4.09 Legends. (a) Stop transfer restrictions will be given to Newco's transfer agent(s) with respect to the Stockholder Newco Shares and there will be placed on the certificates or instruments representing the Stockholder Newco Shares, and on any certificate or instrument delivered in substitution therefor, a legend stating in substance:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO SUCH REGISTRATION OR IN ACCORDANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

     (b) Newco hereby agrees that it will cause stop transfer restrictions to be released with respect to any Stockholder Newco Shares that are transferred (i) pursuant to an effective registration statement under the Securities Act, (ii) pursuant to Rule 144 or 145 under the Securities Act, (iii) in accordance with the requirements of Rule 903 or 904 of Regulation S under the Securities Act, or
(iv) pursuant to another exemption from the registration requirements of the Securities Act; provided, however, that in the case of any transfer pursuant to clause (ii), (iii) or (iv) above, the request for transfer is accompanied by a written statement signed by the Stockholder confirming compliance with the requirements of the relevant exemption from registration; and provided, further, that in the case of any transfer pursuant to clause (iv) above, other than any transfer by the Stockholder to one or more of its direct or indirect subsidiaries, or among such subsidiaries, or by any such subsidiary to the Stockholder, Newco shall have received a written opinion of counsel reasonably satisfactory to Newco. Newco further agrees that it will cause the legend described in subsection (a) of this Section 4.09 to be removed in the event of any transfer as provided in clause (i), (ii) or (iii) above.

     4.10 Public Information. Newco covenants to make available "adequate current public information" concerning Newco within the meaning of Rule 144(c) under the Securities Act.

                                   ARTICLE V

                                 MISCELLANEOUS

     5.01 Term of Agreement; Termination. The term of this Agreement shall commence on the date hereof and such term and this Agreement shall terminate upon the expiration of the Demand Period.

     5.02 Specific Performance and Other Equitable Rights. Each of the parties hereto recognizes and acknowledges that a breach by a party or by any assignee thereof of any covenants or other commitments contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore, each of the parties hereto agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants or commitments and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties hereto further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

     5.03 Notices. All notices, requests, demands and other communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by telecopier, upon receipt of oral confirmation that such transmission has been received, to the person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such person:

          (a) if to Newco, at such address as Newco may designate from time to time.

          (b) if to Upjohn, addressed as follows:

               The Upjohn Company
               7000 Portage Road
               Kalamazoo, Michigan 49001

               Attention: Kenneth M. Cyrus
               Telecopier: (616) 323-4116

           with a copy to:

               Sullivan & Cromwell
               125 Broad Street
               New York, New York 10004

               Attention: Neil T. Anderson and
                        Francis J. Aquila
               Telecopier: (212) 558-3588

          (c) if to Pharmacia, addressed as follows:

               Pharmacia Aktiebolag
               Frosundaviks Alle 15
               1171 97 Stockholm
               Sweden

               Attention: Mats Lidgard
               Telecopier: 011-46-8-624-5467

           with a copy to:

               Shearman & Sterling
               199 Bishopsgate
               London EC2M 3TY
               England

               Attention John A. Marzulli, Jr.
               Telecopier: 011-44-171-920-9020

           with a copy to:

               Shearman & Sterling
               599 Lexington Avenue
               New York, New York 10022

               Attention: Clare O'Brien
               Telecopier: 212-848-7179

          (d) if to the Stockholder, addressed as follows:

               AB Volvo
               S-405 08 Goteborg
               Sweden

               Attention: President
               Telecopier: 001-46-31-54-3372
           with a copy to:

               White & Case
               1155 Avenue of the Americas
               New York, New York 10036-2787

               Attention: Maureen Brundage
               Telecopier: (212) 354-8113

or to such other address as the relevant party may from time to time advise by notice in writing given pursuant to this Section 5.03. The date of receipt of any such notice, request, consent, agreement or approval shall be deemed to be the date of delivery thereof.

     5.04 Parties in Interest. This Agreement shall inure to the benefit of and be binding upon the parties named herein and their respective successors, assigns, officers, directors, partners, agents, underwriters and controlling persons. Nothing in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto, or their successors or assigns, any rights or remedies under or by reason of this Agreement.

     5.05 Survival. The several indemnities, agreements, representations, warranties and each other provision set forth in this Agreement or made pursuant hereto shall remain in full force and effect regardless of any investigation (or statement as to the results thereof) made by or on behalf of any party, any director or officer of such party, or any controlling person of any of the foregoing, and, shall survive the consummation of the Exchange Offer and the transfer of any Registered Shares by the Stockholder, and the indemnification and contribution provisions set forth in Section 4.06 hereof shall survive termination of this Agreement.

     5.06 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

     5.07 Assignment. No party to this Agreement may assign any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto, and any such purported assignment shall be null and void, except that (a) the rights and obligations of the Stockholder under this Agreement may be assigned (i) by the Stockholder to one or more of its direct or indirect subsidiaries, (ii) among such subsidiaries, and (iii) by any of such subsidiaries to the Stockholder, in each case without the consent of Newco, and
(b) the rights and obligations of the Stockholder under this Agreement may be assigned to any other person with the consent of Newco, which consent shall not be unreasonably withheld. The withholding by Newco of a consent to any proposed assignment under clause (b) of this Section 5.07 shall be deemed not to have been unreasonably withheld if (x) granting such consent shall cause Newco to have consented to more than three assignments of the Stockholder's rights under this Agreement, or (y) the proposed assignment relates to a sale or other transfer of some or all of the Stockholder Newco Shares to a person which is a competitor of Newco or its subsidiaries in the pharmaceutical industry. Notwithstanding any other provision of this Agreement, the rights afforded by
Section 3.02 hereof shall be nonassignable, and any purported assignment thereof shall be null and void.

     5.08 No Conflicting Agreements. Newco will not hereafter enter into any agreement with respect to its securities which is in conflict with the rights granted in this Agreement.

     5.09 Governing Law; Jurisdiction; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (regardless of the laws that might otherwise govern under applicable Delaware principles of conflicts of law). The parties hereto unconditionally and irrevocably agree and consent to the exclusive jurisdiction of, and service of process and venue in, the United States District Court and the courts of the State of New York located in the County of New York, State of New York, and waive any objection with respect thereto, for the purpose of any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby and further agree not to commence any such action, suit or proceeding except in any such court. Each party irrevocably waives any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the transactions contemplated hereby which is instituted in any such court. Each of Newco, Upjohn and Pharmacia hereby appoints CT Corporation, New York, New York, and the Stockholder hereby appoints Volvo North America Corporation, 535 Madison Avenue, New York, New York 10022, Attention: President, as its authorized agent (each, an "Authorized Agent") upon whom process may be served in any such action arising out of or relating to this Agreement or the transactions contemplated hereby which may be instituted in any such court by any other party. Each party may appoint a successor agent to receive service of process as described herein, provided that it shall at all times maintain an agent in The City of New York. Each party agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointments (or any appointment of a successor agent, as applicable) in full force and effect as aforesaid. Service of process upon an Authorized Agent and written notice of such service to the applicable party shall be deemed, in every respect, effective service of process upon such party.

     5.09 Entire Agreement; Amendments. This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings among the parties with respect to its subject matter. This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument duly executed by each of the parties, which shall be binding on all of the parties.

     5.10 Further Assurances. Each party shall provide (at the expense of the requesting party) such further documents or instruments reasonably requested by any other party as may be necessary or desirable to effect the purpose and intention of this Agreement and carry out its provisions, whether before or after its termination.

     5.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first written above.

                                          PHARMACIA & UPJOHN INC.

                                          By:    /s/  ROBERT C. SALISBURY

                                          --------------------------------------
                                              Name: Robert C. Salisbury
                                            Title:  President and Chief
                                                    Executive Officer

                                          THE UPJOHN COMPANY

                                          By:     /s/  JOHN L. ZABRISKIE

                                          --------------------------------------
                                              Name: John L. Zabriskie, Ph.D.
                                            Title:  Chairman and Chief
                                                    Executive Officer

                                          PHARMACIA AKTIEBOLAG (publ)

                                          By:        /s/  SOREN GYLL

                                          --------------------------------------
                                              Name: Soren Gyll
                                            Title:  Chairman of the Board

                                          By:        /s/  JAN EKBERG

                                          --------------------------------------
                                              Name: Jan Ekberg
                                            Title:  President and Chief
                                                    Executive Officer

                                          VOLVO AB

                                          By:        /s/  FRED BODIN

                                          --------------------------------------
                                              Name: Fred Bodin
                                            Title:  Senior Vice President
                                                    and General Counsel